FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this
“Amendment”), dated as of July 29, 2021 (the “Amendment Effective Date”), is made by and among Ardelyx, Inc., a Delaware corporation (“Borrower”), SLR Investment Corp., a Maryland corporation and formerly known as Solar Capital Ltd. (“Solar”), in its capacity as collateral agent for Lenders (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”), and the Lenders listed on Schedule 1.1 of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including Solar in its capacity as a Lender and Western Alliance Bank, an Arizona corporation, as a Lender (each a “Lender” and collectively, the “Lenders”).

The Borrower, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of May 16, 2018 (as amended, restated or modified from time to time, including by that certain First Amendment to Loan and Security Agreement, dated as of October 9, 2020, that certain Second Amendment to Loan and Security Agreement, dated as of March 1, 2021, and that certain Third Amendment to Loan and Security Agreement, dated as of May 5, 2021, the “Loan and Security Agreement”). The Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement. The Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a)Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b)Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to the Loan and Security Agreement.

(a)The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:

(i)Section 2.2(b)(ii) of the Loan and Security Agreement is amended and restated as follows:

“(ii) Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall (i) make monthly payments of interest to the respective Lender to which such payments are owed in accordance with their respective Pro Rata Shares, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon the effective rate of interest applicable to the Term Loan, as determined in Section 2.3(a) plus (ii) make consecutive equal monthly payments of principal to the respective Lender to which such payments are owed in accordance with their respective Pro Rata Shares, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (A) the respective principal amounts of such Lender’s Term Loan outstanding less the additional principal payment (if any) pursuant to the proviso at the end of this sentence, and (B) a repayment schedule equal to the number of months from (and including) the Amortization Date through (and including) the Maturity Date; provided, however, if the Amortization date is November 1, 2021, Borrower shall make an additional principal payment to Lenders on such date in an amount equal to $13,888,888.89, without any Prepayment Premium in respect of such additional principal payment. All unpaid principal and accrued and unpaid interest with respect to each such Term Loan is due and payable in full on the Maturity Date. The Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).”

(ii)The defined term “Amortization Date” is hereby amended and restated in its entirety as follows:

“Amortization Date” means December 1, 2021; provided, however, if the FDA does not approve the Borrower’s New Drug Application for tenapanor for control of serum phosphorus in adult chronic kidney disease patients (CKD) on dialysis on or before October 25, 2021, subject to reasonable verification by Collateral Agent (including supporting documentation reasonably requested by Collateral Agent), then the Amortization Date shall mean November 1, 2021.

(b)References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 3    Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)Fees and Expenses. The Borrower shall have paid (i) an amendment fee of Fifty Thousand Dollars ($50,000) to be shared between the Lenders seventy percent (70%) to Solar and thirty percent (30%) to Western Alliance Bank, and (ii) all invoiced costs and expenses then due in accordance with Section 5(e).

(b)This Amendment. Collateral Agent shall have received this Amendment, executed by Collateral Agent, the Lenders and the Borrower.

(c)Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:

(i)The representations and warranties contained in Section 4 shall be true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date; and

(ii)There exist no Events of Default.

SECTION 4 Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Change; and (c) that the information included in the Perfection Certificate most recently delivered to Collateral Agent pursuant to Section 6.2(a)(xiv) of the Loan Agreement remains true and correct in all material respects. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete in all material respects as of such earlier date).

SECTION 5 Miscellaneous.

(a)Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. The Borrower hereby reaffirms the grant of security under Section 4.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, including without limitation any Term Loans funded on or after the Amendment Effective Date, as of the date hereof.

(b)Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

(c)Release. In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Collateral Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(d)No Reliance. The Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person. Costs and Expenses. The Borrower agrees to pay to Collateral Agent within the later of (i) ten (10) days following its receipt of an invoice, or (ii) ten (10) days following the Amendment Effective Date, the reasonable and documented out-of-pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the reasonable and documented fees of counsel to Collateral Agent and the Lenders party thereto, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date.

(e)Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(f)Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW)), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(g)Complete Agreement; Amendments; Exit Fee Agreement. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. For the avoidance of doubt and notwithstanding anything to the contrary in this Amendment, Borrower (a) reaffirms its obligations under the Exit Fee Agreement, including without limitation its obligation to pay the Exit Fee (as defined in the Exit Fee Agreement) if and when due thereunder, and (b) agrees that the defined term “Loan Agreement” as defined in the Exit Fee Agreement shall on and after the Amendment Effective Date mean the Loan and Security Agreement as amended by this Amendment and may be amended, restated or modified from time to time on or after the Amendment Effective Date.

(h)Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(i)Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original,

and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(j)Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents

(k)Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.
BORROWER:

ARDELYX, INC.,
as Borrower

By: /s/ Justin Renz
Name: Justin Renz
Title: Chief Financial Officer

COLLATERAL AGENT AND LENDER: SLR INVESTMENT CORP.,
as Collateral Agent and a Lender

By: /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

LENDER:

SCP PRIVATE CREDIT INCOME FUND SPV, LLC,
as a Lender

By: /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

LENDER:

WESTERN ALLIANCE BANK,
as a Lender

By: /s/ Bill Wickline
Name: Bill Wickline
Title: Head of Life Sciences